UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2021

ALTIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Clopper Road, Suite 201S Gaithersburg, Maryland		20878
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (240) 654-1450

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ALT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 25, 2021, Altimmune, Inc. (the “Company”) entered into an exchange agreement (the “Exchange Agreement”) with entities affiliated with Venrock Healthcare Capital Partners III, L.P. (the “Exchanging Stockholders”), pursuant to which the Company exchanged an aggregate of 1,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), owned by the Exchanging Stockholders for pre-funded warrants (the “Exchange Warrants”) to purchase an aggregate of 1,000,000 shares of common stock (subject to adjustment in the event of stock splits, recapitalizations and other similar events affecting common stock), with an exercise price of $0.0001 per share. The Exchange Warrants will be exercisable at any time, except that the Exchange Warrants will not be exercised by the Exchanging Stockholders if, upon giving effect or immediately prior thereto, the Exchanging Stockholders would beneficially own more than 9.99% of the total number of issued and outstanding Common Stock, which percentage may change at the holders’ election to any other number less than or equal to 19.99% upon 61 days’ notice to the Company. The holders of the Exchange Warrants will not have the right to vote on any matter except to the extent required by Delaware law.

The descriptions of the Exchange Agreement and the Exchange Warrant are not complete and are qualified in their entirety by reference to the Exchange Agreement and the form of Exchange Warrant, which are filed as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference. The representations, warranties and covenants made by the Company in the Exchange Agreement and the Exchange Warrant were made solely for the benefit of the parties to the Exchange Agreement and the Exchange Warrant, as applicable, including, in some cases, for the purpose of allocating risk among the parties thereto, and should not be deemed to be a representation, warranty or covenant to investors. Moreover, such representations, warranties or covenants were made as of an earlier date. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of our affairs.

Item 2.02	Results of Operations and Financial Condition.

On February 25, 2021, Altimmune, Inc. (the “Company”) issued a press release announcing the Company’s financial results for its fiscal quarter ended December 31, 2020. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto) that is furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, the information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto) that is furnished pursuant to this Item 2.02 shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01, above, is hereby incorporated by reference.

Item 8.01	Other Events.

On February 25, 2021, the Company issued a press release announcing the commencement of enrollment for a Phase 1 clinical trial of AdCOVID. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

No.	Description

4.1	Form of Pre-Funded Warrant
10.1

Exchange Agreement between Altimmune, Inc. and Venrock Healthcare Capital Partners II, L.P., Venrock Healthcare Capital Partners III, L.P., VHCP Co-Investment Holdings II, LLC and VHCP Co-Investment Holdings III, LLC, dated February 25, 2021

99.1	Press Release of Altimmune, Inc. dated February 25, 2021
99.2	Press Release announcing the commencement of enrollment for a Phase 1 clinical trial of AdCOVID dated February 25, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIMMUNE, INC.

By:	/s/ Will Brown
Name: Will Brown
Title: Chief Financial Officer

Dated February 25, 2021